UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 9, 2014

NGL ENERGY PARTNERS LP

(Exact name of registrant as specified in its charter)

Delaware	001-35172	27-3427920
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

6120 South Yale Avenue
Suite 805
Tulsa, Oklahoma 74136

(Address of principal executive offices) (Zip Code)

(918) 481-1119

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240-14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240-14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))

Item 8.01.  Other Events.

NGL Energy Partners LP (the “Partnership”) expects to file a registration statement on Form S-4 with the Securities and Exchange Commission (the “SEC”) with respect to an offer to exchange new 6.875% senior unsecured notes due 2021 that will be registered under the Securities Act of 1933, as amended (the “Securities Act”), for any and all of its outstanding 6.875% senior unsecured notes due 2021, which have not been registered under the Securities Act, that the Partnership and its wholly-owned subsidiary NGL Energy Finance Corp. (the “Issuer”) issued on October 16, 2013.  The senior unsecured notes are, and will continue to be following the note exchange, fully and unconditionally guaranteed, jointly and severally, on a senior unsecured basis, by certain of the Partnership’s existing and future, wholly-owned, domestic restricted subsidiaries (the “Guarantor Subsidiaries”).

In connection with the exchange offer, the Partnership will become subject to the requirements of Rule 3-10 of Regulation S-X regarding financial statements of guarantors and issuers of guaranteed securities registered or being registered with the SEC. As a result, the Partnership is filing this Current Report on Form 8-K for the purpose of adding an additional footnote to the audited financial statements originally included in the Partnership’s Annual Report on Form 10-K for the year ended March 31, 2014 (the “2014 Form 10-K”).  The information in this Form 8-K is not an amendment to the Partnership’s 2014 Form 10-K and is not a restatement of the financial statements included therein.

Exhibit 99.1 to this Form 8-K, which is incorporated herein by reference, includes the additional footnote (“Note 17 - Condensed Consolidating Guarantor and Non-Guarantor Financial Information”) with condensed consolidating financial information for the Partnership, the Issuer, the Guarantor Subsidiaries, and the Partnership’s non-guarantor subsidiaries. Other than the additional footnote described above, this Form 8-K does not modify or update the disclosures contained in the Partnership’s 2014 Form 10-K in any way, nor does it reflect any subsequent information or events. Without limiting the foregoing, this filing does not purport to update the Management’s Discussion and Analysis of Financial Condition and Results of Operations included in the Partnership’s 2014 Form 10-K for any information, uncertainties, transactions, risks, events, or trends occurring or known to management. The information in this Form 8-K should be read in conjunction with the Partnership’s 2014 Form 10-K as well as the Partnership’s other filings with the SEC.

Item 9.01.  Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
23.1	Consent of Grant Thornton LLP

99.1	Consolidated Audited Financial Statements and Notes thereto updated to include condensed consolidating guarantor financial information

101.INS*	XBRL Instance Document

101.SCH*	XBRL Taxonomy Extension Schema Document

101.CAL*	XBRL Taxonomy Extension Calculation Linkbase Document

101.DEF*	XBRL Taxonomy Extension Definition Linkbase Document

101.LAB*	XBRL Taxonomy Extension Label Linkbase Document

101.PRE*	XBRL Taxonomy Extension Presentation Linkbase Document

*           Attached as Exhibit 101 to this report are the following documents formatted in XBRL (Extensible Business Reporting Language): (i) Consolidated Balance Sheets at March 31, 2014 and 2013, (ii) Consolidated Statements of Operations for the years ended March 31, 2014, 2013, and 2012, (iii) Consolidated Statements of Comprehensive Income for the years ended March 31, 2014, 2013, and 2012, (iv) Consolidated Statements of Changes in Equity for the years ended March 31, 2014, 2013, and 2012, (v) Consolidated Statements of Cash Flows for the years ended March 31, 2014, 2013, and 2012, and (vi) Notes to Consolidated Financial Statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NGL ENERGY PARTNERS LP

	By:	NGL Energy Holdings LLC,
its general partner

Date: July 9, 2014		By:	/s/ H. Michael Krimbill
H. Michael Krimbill Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
23.1	Consent of Grant Thornton LLP

99.1	Consolidated Audited Financial Statements and Notes thereto updated to include condensed consolidating guarantor financial information

101.INS*	XBRL Instance Document

101.SCH*	XBRL Taxonomy Extension Schema Document

101.CAL*	XBRL Taxonomy Extension Calculation Linkbase Document

101.DEF*	XBRL Taxonomy Extension Definition Linkbase Document

101.LAB*	XBRL Taxonomy Extension Label Linkbase Document

101.PRE*	XBRL Taxonomy Extension Presentation Linkbase Document

*           Attached as Exhibit 101 to this report are the following documents formatted in XBRL (Extensible Business Reporting Language): (i) Consolidated Balance Sheets at March 31, 2014 and 2013, (ii) Consolidated Statements of Operations for the years ended March 31, 2014, 2013, and 2012, (iii) Consolidated Statements of Comprehensive Income for the years ended March 31, 2014, 2013, and 2012, (iv) Consolidated Statements of Changes in Equity for the years ended March 31, 2014, 2013, and 2012, (v) Consolidated Statements of Cash Flows for the years ended March 31, 2014, 2013, and 2012, and (vi) Notes to Consolidated Financial Statements.